UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2022

Markforged Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-39453	98-1545859
(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street Watertown, MA	02472
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.0001 par value per share	MKFG	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, $0.0001 par value	MKFG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 31, 2022 (the “Closing Date”), pursuant to a Sale and Purchase Agreement (the “Purchase Agreement”) by and between Markforged Holding Corporation (the “Company”) and Höganäs Aktiebolag, Reg. No. 556005-0121, a limited liability company incorporated under the laws of Sweden (the “Seller”), the Company completed its previously announced acquisition (the “Acquisition”) of all of the outstanding share capital of Digital Metal AB, Reg. No. 556603-4152, a limited liability company incorporated under the laws of Sweden (“Digital Metal”). At the closing, the Company issued 4,100,000 unregistered shares of common stock of the Company, paid approximately $32,000,000 in cash and paid approximately $1,500,000 in cash to settle certain intercompany balances between the Seller and Digital Metal.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 12, 2022. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement

Item 7.01. Regulation FD Disclosure

On August 31, 2022, the Company issued a press release announcing the closing of the Acquisition, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*

Sale and Purchase Agreement, dated as of July 11, 2022, by and among Markforged Holding Corporation and Höganäs Aktiebolag (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2022).

99.1	Press release issued by Markforged Holding Corporation on August 31, 2022, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKFORGED HOLDING CORPORATION

Date: August 31, 2022	By:	/s/ Stephen Karp
Stephen Karp
General Counsel and Secretary